UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): March 31, 2004

THE ELECTRIC NETWORK.COM INC.
(Exact name of registrant as specified in charter)

Delaware	000-49891	33-0860242
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

Suite 1400-1500 West Gerogia Street, Vancouver BC V6G 2Z6
(Address of principal executive offices) (Zip Code)

Registrants telephone number, including area code (604) 684-3027

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 31, 2004 the Registrant reincorporated in Delaware through the merger of the Registrant with and into its wholly owned subsidiary, The Electric Network.com, Inc., a Delaware corporation, the Delaware corporation being the surviving entity.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired: Not Applicable.

(b) Pro forma financial information: Not Applicable.

(c) Exhibits:

3.1	Certificate of Incorporation of The Electric Network.com, Inc., a Delaware corporation.*

3.2	By-laws of The Electric Network.com, Inc., a Delaware corporation.*

99.1	Agreement and Plan of Merger between The Electric Network.com, Inc., a Nevada corporation, and The Electric Network.com, Inc., a Delaware corporation.*

* Incorporated by reference to same exhibit filed with the Company’s Information Statement on Form 14C filed March 11, 2004, SEC file no. 000-49891.

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

Not applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ELECTRIC NETWORK.COM INC.

Date: March 31, 2004	By:	/s/ Brad Rudover Brad Rudover President (Principal Executive Officer) and Director